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                                                                    EXHIBIT 23.3

                     [Letterhead of PricewaterhouseCoopers]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-09168 and 333-93543) of Shire Pharmaceuticals Group plc of our report dated February 5, 1998, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Florham Park, New Jersey
March 29, 2000